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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 April 15, 1998

                           CONSULIER ENGINEERING, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                    000-17756               59 2556878
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     (State or other                (Commission          (IRS Employer Iden-
     jurisdiction of                File Number)           tification No.)
     incorporation)



                169 Tequesta Drive #31-E, Tequesta, Florida 33469
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                    (Address of principal executive officers)



                   Registrant's telephone number: 561-745-9149






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Item 5.  OTHER EVENTS

         On March 9, 1998, the registrant's directors and shareholders approved an increase in the authorized capital stock of the registrant from 5,000,000 common shares to 25,000,000 common shares. The directors further approved a two-for-one split of the registrant's outstanding common shares effec tive April 15, 1998. The split brought the registrant into compliance with the maintenance requirement of The NASDAQ Stock Market to have at least 500,000 shares in the public float.

         On March 24, 1998 the registrant filed Articles of Amendment at the Florida State Department increasing the authorized capital stock.

Item 7.  EXHIBITS

         (c)      Press Release














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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONSULIER ENGINEERING, INC.

                                       By: /s/ Ralph D. Butler
                                           ----------------------------
April 15, 1998                             Ralph D. Butler, Secretary




























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